UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 11(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 16, 2024

TrustCo Bank Corp NY
(Exact name of registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of principal executive offices)

(518) 377-3311
(Registrant’s telephone number,
including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2024, TrustCo Bank Corp NY (the “Company” or “TrustCo”) announced the appointment of Robert M. Leonard as the Chief Operating Officer of the Company and the Company’s principal subsidiary, Trustco Bank, effective July 16, 2024. Mr. Leonard, age 61, has served as Executive Vice President Corporate Services and Risk for the Company and Trustco Bank since 2013. Prior to that time, he has held various roles at the Company and Trustco Bank since joining the Company in 1986, including Senior Vice President of TrustCo and Trustco Bank from 2010 to 2013, Secretary of TrustCo and Trustco Bank from 2003 to 2006 and 2009 to 2016, and Assistant Secretary of TrustCo and Trustco Bank from 2006 to 2009. Mr. Leonard has served as an executive officer of TrustCo and Trustco Bank since 2003.

There are no arrangements or understandings between Mr. Leonard and any other persons pursuant to which he was appointed as Chief Operating Officer of the Company and Trustco Bank. There is no family relationship existing between Mr. Leonard and any executive officer or director of the Company, and there are no related party transactions between the Company and Mr. Leonard that would require disclosure under Item 404(a) of Regulation S‑K under the Securities Exchange Act of 1934, as amended. There have been no material changes to Mr. Leonard’s compensation arrangements with the Company, which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024 (under the heading “Executive Compensation”), in connection with this appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2024

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and
Chief Financial Officer